UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 EAST MARKET STREET, SUITE 650 AKRON, OHIO	44305
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange
6.50% Senior Notes due 2026	BWNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 14, 2026, Babcock & Wilcox Enterprises, Inc., a Delaware corporation (the “Company”) entered into an an underwriting agreement, dated May 14, 2026 (the “Underwriting Agreement”), by and among the Company and B. Riley Securities, Inc., as representative of the several underwriters (the “Underwriters”), relating to its previously announced underwritten offering (the “Offering”) of 10,810,811 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”). In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to 1,621,621 additional shares of Common Stock. The Offering was consummated on May 18, 2026. At the closing, the Company issued 12,432,432 shares of Common Stock, inclusive of 1,621,621 shares of Common Stock issued pursuant to the full exercise of the Underwriters’ option to purchase Common Stock.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933 (the “Securities Act”), other obligations of the parties and termination provisions.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-283368) initially filed with the Securities and Exchange Commission (the “Commission”) on November 21, 2024 and declared effective by the Commission on April 8, 2025 (the “Registration Statement”), including the prospectus forming a part of the Registration Statement, as supplemented by a preliminary prospectus supplement, dated May 14, 2026, and a final prospectus supplement, dated May 14, 2026, each filed with the SEC pursuant to Rule 424(b) under the Securities Act.

Item 7.01	Regulation FD Disclosure

On May 15, 2026, the Company issued a press release announcing the pricing of the offering of Common Stock. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 14, 2026
5.1	Opinion of O’Melveny & Myers LLP
23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1)
99.1	Pricing Press Release dated May 15, 2026
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

May 18, 2026	By:	/s/ Cameron Frymyer
Cameron Frymyer
Executive Vice President and Chief Financial Officer (Principal Accounting Officer and Duly Authorized Representative)